Selected Preliminary Housing Loan Pool Data as of the Close of Business
                                on June 11, 2002

Number of Housing Loans                 ..................................8,337
Number of Housing Loan Accounts         ................................. 9,713
Housing Loan Pool Size                  ........................A$1,536,416,929
Average Current Housing Loan Balance    ..............................A$184,289
Maximum Current Housing Loan Balance    ..............................A$903,975
Minimum Current Housing Loan Balance    ................................A$5,698
Total Valuation of the Properties       ........................A$2,313,440,006
Maximum Remaining Term to Maturity in months................................360
Weighted Average Remaining Term to Maturity in months.......................346
Weighted Average Seasoning in months ........................................13
Weighted Average Original Loan-to-Value Ratio............................76.52%
Maximum Original Loan-to-Value Ratio.....................................95.00%

                                              Housing Loan Information
                                           Year and Period of Origination

Year and Period of             No. of Housing   Total Security     Total Loan    Weighted   Average Loan  % by
Origination                        Loans          Valuations        Balance      Average       Balance    Loan
                                                                                 Original                Balance
                                                                                  LTV
--------------------------------------------------------------------------------------------------------------------

                                                     (A$)             (A$)          (%)         (A$)

1994 Q2                              1             $95,000          $16,219        89.47%      $16,219      0.00%

1994 Q3                              3             $434,000         $217,904       68.48%      $72,635      0.01%

1994 Q4                              18           $3,901,750       $1,567,702      67.72%      $87,095      0.10%

1995 Q1                              30           $7,110,500       $2,957,324      64.76%      $98,577      0.19%

1995 Q2                              52          $12,522,500       $6,057,393      66.65%     $116,488      0.39%

1995 Q3                              57          $12,596,000       $6,022,829      67.15%     $105,664      0.39%

1995 Q4                              50          $10,310,250       $4,734,656      67.59%      $94,693      0.31%

1996 Q1                              25           $7,206,000       $3,913,709      64.32%     $156,548      0.25%

1996 Q2                              57          $15,717,000       $8,081,782      60.78%     $141,786      0.53%

1996 Q3                              50          $15,588,500       $7,235,164      58.48%     $144,703      0.47%

1996 Q4                              57          $14,460,000       $7,247,774      60.94%     $127,154      0.47%

1997 Q1                             100          $24,522,071      $14,330,523      67.69%     $143,305      0.93%

1997 Q2                              85          $22,440,895      $12,958,268      66.75%     $152,450      0.84%

1997 Q3                             113          $28,745,250      $16,311,430      67.37%     $144,349      1.06%

1997 Q4                             123          $32,767,783      $18,667,056      67.68%     $151,765      1.21%

1998 Q1                             134          $35,004,000      $20,180,551      69.02%     $150,601      1.31%

1998 Q2                             165          $44,266,000      $25,632,305      68.24%     $155,347      1.67%

1998 Q3                             101          $25,326,500      $16,039,014      70.10%     $158,802      1.04%

1998 Q4                              97          $23,232,500      $14,752,688      70.71%     $152,090      0.96%

1999 Q1                              83          $19,780,500      $13,054,914      73.28%     $157,288      0.85%

1999 Q2                             112          $27,973,000      $18,167,215      72.09%     $162,207      1.18%

1999 Q3                              62          $15,828,500      $10,981,375      75.59%     $177,119      0.71%

1999 Q4                              45          $12,025,000       $8,312,811      73.74%     $184,729      0.54%

2000 Q1                              73          $16,511,300      $11,556,710      77.44%     $158,311      0.75%

2000 Q2                              72          $17,490,248      $12,534,524      76.53%     $174,091      0.82%

2000 Q3                              75          $16,597,500      $11,866,876      76.72%     $158,225      0.77%

2000 Q4                              92          $20,011,500      $15,401,875      80.23%     $167,412      1.00%

2001 Q1                              88          $23,294,679      $16,706,789      77.68%     $189,850      1.09%

2001 Q2                             227          $65,425,329      $47,571,398      79.01%     $209,566      3.10%

2001 Q3                             284          $81,106,761      $60,684,977      80.42%     $213,679      3.95%

2001 Q4                            2,093         $543,288,236     $374,312,376     78.83%     $178,840     24.36%

2002 Q1                            2,252         $669,714,371     $456,881,530     77.77%     $202,878     29.74%

2002 Q2                            1,461         $448,146,583     $291,459,272     76.57%     $199,493     18.97%

Total                              8,337        $2,313,440,006   $1,536,416,929    76.52%     $184,289    100.00%
====================================================================================================================

                                                          2




                                       Pool Profile by Geographic Distribution


Region                                No. of     Total Security      Total Loan    Weighted     Average    % by
                                      Housing      Valuations         Balance      Average       Loan      Loan
                                       Loans                                       Original     Balance   Balance
                                                                                     LTV
--------------------------------------------------------------------------------------------------------------------

                                                     (A$)              (A$)          (%)        (A$)


Australian Capital Territory

Metro                                    260       $60,325,795      $41,094,626      77.23%    $158,056     2.67%

Other                                     0            $0                $0          0.00%        $0        0.00%

New South Wales

Metro                                   3,021    $1,109,855,073     $702,192,900     74.77%    $232,437    45.70%

Other                                    842      $205,437,111      $140,854,305     77.53%    $167,285     9.17%

Queensland

Metro                                    850      $174,695,738      $125,245,218     80.06%    $147,347     8.15%

Other                                    490       $94,407,339      $69,606,606      80.39%    $142,054     4.53%

Victoria

Metro                                   1,889     $472,612,521      $318,944,410     76.87%    $168,843    20.76%

Other                                    256       $45,613,450      $32,944,335      79.36%    $128,689     2.14%

Western Australia

Metro                                    329       $77,868,645      $52,999,761      76.50%    $161,093     3.45%

Other                                    12        $2,159,441        $1,729,269      85.70%    $144,106     0.11%

South Australia

Metro                                    335       $60,691,393      $43,475,967      78.94%    $129,779     2.83%

Other                                    37        $5,757,000        $4,429,284      80.45%    $119,710     0.29%

Northern Territory

Metro                                    15        $3,882,500        $2,792,742      76.16%    $186,183     0.18%

Other                                     1         $134,000          $107,505       80.00%    $107,505     0.01%

Tasmania

Metro                                     0            $0                $0          0.00%        $0        0.00%

Other                                     0            $0                $0          0.00%        $0        0.00%

Total                                   8,337    $2,313,440,006   $1,536,416,929    76.52%     $184,289    100.00%
====================================================================================================================


For the purposes of preparing the information in the "Pool Profile by Geographical Distribution" table above each housing loan has been classified based on the location of the property which is securing the housing loan. Where there is more than one property securing a housing loan, the housing loan is generally categorized according to the security property with the higher value at the time the loan was established.

                                                          3



                                     Pool Profile by Current Balance Outstanding


Current Balance Outstanding (A$)        No. of     Total Security      Total Loan    Weighted   Average     % by Loan
                                        Housing      Valuations         Balance      Average     Loan        Balance
                                         Loans                                       Original   Balance
                                                                                       LTV
---------------------------------------------------------------------------------------------------------------------

                                                        (A$)              (A$)          (%)        (A$)


0 to 50,000                               203        $46,741,950       $7,427,312      53.09%    $36,588     0.48%


50,001 to 100,000                        1,244      $206,085,147      $100,521,640     69.11%    $80,805     6.54%


100,001 to 150,000                       2,175      $423,260,748      $272,943,697     75.69%    $125,491    17.76%


150,001 to 200,000                       1,786      $451,027,099      $310,032,552     77.04%    $173,590    20.18%


200,001 to 250,000                       1,230      $383,818,236      $274,738,392     78.62%    $223,365    17.88%


250,001 to 300,000                        781       $294,030,919      $214,529,984     79.07%    $274,686    13.96%


300,001 to 350,000                        392       $181,287,336      $126,531,287     78.50%    $322,784    8.24%


350,001 to 400,000                        215       $109,680,174      $80,240,630      77.64%    $373,212    5.22%


400,001 to 450,000                        134        $80,323,280      $56,670,337      75.55%    $422,913    3.69%


450,001 to 500,000                        105        $72,152,517      $50,166,558      73.64%    $477,777    3.27%


500,001 to 550,000                        33         $26,310,000      $17,100,696      68.23%    $518,203    1.11%


550,001 to 600,000                        15         $13,391,000       $8,669,421      73.42%    $577,961    0.56%


600,001 to 650,000                        12         $10,850,000       $7,557,327      71.59%    $629,777    0.49%


650,001 to 700,000                         4         $4,705,000        $2,749,635      67.46%    $687,409    0.18%


700,001 to 750,000                         1          $955,000          $740,035       77.49%    $740,035    0.05%


750,001 to 800,000                         2         $2,170,000        $1,548,115      72.17%    $774,058    0.10%


800,001 to 850,000                         3         $3,841,000        $2,458,777      64.37%    $819,592    0.16%


850,001 to 900,000                         1         $1,360,600         $886,558       66.15%    $886,558    0.06%


900,001 to 950,000                         1         $1,450,000         $903,975       65.00%    $903,975    0.06%


Total                                   8,337     $2,313,440,006    $1,536,416,929     76.52%    $184,289   100.00%
====================================================================================================================


                                                          4



                                 Pool Profile by Original Loan-to-Value Ratio (LTV)


Original LTV (%)                      No. of     Total Security      Total Loan    Weighted     Average    % by Loan
                                     Housing       Valuations         Balance      Average       Loan       Balance
                                      Loans                                        Original     Balance
                                                                                     LTV
--------------------------------------------------------------------------------------------------------------------


                                                      (A$)              (A$)          (%)        (A$)


0 - 10.00                               5          $2,948,000         $233,991       8.35%      $46,798      0.02%


10.01 - 15.00                           11         $6,512,000         $664,827       13.52%     $60,439      0.04%


15.01 - 20.00                           43         $22,121,950       $3,341,672      17.87%     $77,713      0.22%


20.01 - 25.00                           42         $19,782,500       $4,157,592      22.90%     $98,990      0.27%


25.01 - 30.00                           65         $32,515,750       $8,016,184      27.84%    $123,326      0.52%


30.01 - 35.00                           97         $39,415,831      $11,411,022      32.61%    $117,639      0.74%


35.01 - 40.00                          155         $59,232,450      $19,328,175      37.92%    $124,698      1.26%


40.01 - 45.00                          163         $60,513,523      $23,174,058      42.61%    $142,172      1.51%


45.01 - 50.00                          244         $93,035,832      $38,770,049      47.93%    $158,894      2.52%


50.01 - 55.00                          228         $79,981,159      $38,602,983      52.77%    $169,311      2.51%


55.01 - 60.00                          330        $112,011,918      $57,009,396      57.76%    $172,756      3.71%


60.01 - 65.00                          415        $147,733,294      $84,190,864      63.04%    $202,870      5.48%


65.01 - 70.00                          528        $167,083,503      $102,890,050     67.91%    $194,868      6.70%


70.01 - 75.00                          751        $217,303,198      $146,397,250     73.13%    $194,936      9.53%


75.01 - 80.00                         2,167       $584,368,618      $421,971,225     78.73%    $194,726     27.46%


80.01 - 85.00                          505        $116,465,413      $92,930,116      83.41%    $184,020      6.05%


85.01 - 90.00                         1,731       $374,115,995      $324,213,414     89.13%    $187,298     21.10%


90.01 - 95.00                          857        $178,299,072      $159,114,059     94.39%    $185,664     10.36%


95.00 +                                 0              $0                $0          0.00%        $0         0.00%


Total                                 8,337      $2,313,440,006    $1,536,416,929    76.52%    $184,289     100.00%
====================================================================================================================


                                                          5




                                          Pool Profile by Year of Maturity


Year of Maturity                        No. of     Total Security      Total Loan    Weighted   Average    % by Loan
                                        Housing      Valuations         Balance      Average     Loan       Balance
                                         Loans                                       Original   Balance
                                                                                       LTV
--------------------------------------------------------------------------------------------------------------------

                                                        (A$)              (A$)          (%)        (A$)


2002 to 2019                               0             $0                $0            0%         $0         0%


2020                                      366        $92,054,500      $44,003,843      63.75%    $120,229    2.86%


2021 to 2025                               0             $0                $0            0%         $0         0%


2026                                      12         $3,227,000        $1,540,548      53.95%    $128,379    0.10%


2027                                      400       $102,214,716      $57,888,968      66.68%    $144,722    3.77%


2028                                      508       $132,359,283      $79,017,903      69.25%    $155,547    5.14%


2029                                      312        $76,128,000      $50,816,333      73.45%    $162,873    3.31%


2030                                      299        $67,945,048      $48,783,641      77.12%    $163,156    3.18%


2031                                     1,851      $475,933,363      $334,640,118     79.21%    $180,789    21.78%


2032                                     4,589     $1,363,578,096     $919,725,576     77.56%    $200,420    59.86%


Total                                    8,337     $2,313,440,006    $1,536,416,929    76.52%    $184,289   100.00%
====================================================================================================================




                                                          6





                                    Pool Profile by Months Remaining to Maturity


Range of Months remaining to Maturity     No. of     Total Security      Total Loan    Weighted   Average     % by
                                         Housing       Valuations         Balance      Average     Loan       Loan
                                          Loans                                        Original   Balance    Balance
                                                                                         LTV
---------------------------------------------------------------------------------------------------------------------

                                                          (A$)              (A$)          (%)        (A$)


1   - 204                                   0              $0                $0          0.00%        $0       0.00%

205 - 216                                  366         $92,054,500      $44,003,843      63.75%    $120,229    2.86%

217 - 288                                   0              $0                $0          0.00%        $0       0.00%

289 - 300                                  191         $46,952,071      $26,800,660      66.44%    $140,318    1.74%

301 - 312                                  508        $134,959,428      $77,132,188      67.87%    $151,835    5.02%

313 - 324                                  415        $102,124,000      $64,819,854      70.94%    $156,192    4.22%

325 - 336                                  256         $63,263,800      $44,014,781      75.54%    $171,933    2.86%

337 - 348                                  416        $104,774,960      $76,157,307      78.22%    $183,070    4.96%

349 - 361                                 6,185      $1,769,311,247    $1,203,488,296    77.99%    $194,582   78.33%

Total                                     8,337      $2,313,440,006    $1,536,416,929    76.52%    $184,289   100.00%
=====================================================================================================================


                                                          7




                                       Pool Profile by Property Ownership Type


                                      No. of     Total Security      Total Loan    Weighted     Average    % by Loan
Property Ownership Type               Housing      Valuations         Balance      Average       Loan       Balance
                                       Loans                                       Original     Balance
                                                                                     LTV
---------------------------------------------------------------------------------------------------------------------

                                                      (A$)              (A$)          (%)        (A$)


Owner-occupied                         5,908     $1,597,387,139    $1,046,563,715    76.57%    $177,143     68.12%


Investment/Non owner-occupied          2,429      $716,052,867      $489,853,214     76.40%    $201,669     31.88%


Total                                  8,337     $2,313,440,006    $1,536,416,929    76.52%    $184,289     100.00%
=====================================================================================================================

For the purposes of preparing the information in the "Pool Profile by Property
Ownership Type" table above each housing loan has been classified based on the ownership type of the property which is securing the housing loan. Where there is more than one property securing a housing loan, the housing loan is generally categorized according to the security property with the higher value at the time the loan was established.



                                       Pool Profile by No. of Days Delinquent


                                    No. of Housing  Total Security  Total Loan    Weighted     Average     % by Loan
Number of days delinquent                Loans        Valuations      Balance     Average    Loan Balance   Balance
                                                                                  Original
                                                                                    LTV
---------------------------------------------------------------------------------------------------------------------
                                                         (A$)          (A$)         (%)          (A$)


30-59 days                                 0              $0            $0           0%           $0          0%


60-89 days                                 0              $0            $0           0%           $0          0%


90 days or greater                         0              $0            $0           0%           $0          0%


Total                                      0              $0            $0           0%           $0          0%
=====================================================================================================================


The information in the "Pool Profile by No. of Days Delinquent" table above has been prepared as at the opening of business on June 1, 2002.

                                                          8



                                            Mortgage Insurer Distribution


Mortgage Insurer                      No. of     Total Security      Total Loan    Weighted     Average    % by Loan
                                      Housing      Valuations         Balance      Average    Loan Balance  Balance
                                       Loans                                       Original
                                                                                     LTV
---------------------------------------------------------------------------------------------------------------------

                                                      (A$)              (A$)          (%)         (A$)


GE Capital Mortgage Insurance          1,647      $537,785,589      $364,589,310     77.88%     $221,366     23.73%
Corporation (Australia) Pty Ltd


GE Mortgage Insurance Pty Ltd           265        $69,369,891      $42,465,277      71.26%     $160,246     2.76%


PMI Indemnity Limited                  2,170      $667,930,381      $413,541,696     73.13%     $190,572     26.92%


PMI Mortgage Insurance Ltd             2,781      $669,224,554      $465,957,043     78.54%     $167,550     30.33%


Royal & Sun Alliance Lenders           1,302      $327,658,591      $226,941,406     78.20%     $174,302     14.77%
Mortgage Insurance Limited


Commonwealth of Australia               172        $41,471,000      $22,922,196      68.01%     $133,269     1.49%


Total                                  8,337     $2,313,440,006    $1,536,416,929    76.52%     $184,289    100.00%
=====================================================================================================================



                                            Pool Profile by Amortization


Amortization                           No. of Housing       Total Loan      Weighted      Average       % by Loan
                                        Loan Accounts    Account Balance    Average        Loan      Account Balance
                                                                          Original LTV    Account
                                                                                          Balance
---------------------------------------------------------------------------------------------------------------------

                                                               (A$)           (%)          (A$)

Principal and Interest                      6,994         $1,077,896,539     77.64%      $154,117         70.16%


Interest only                               2,719          $458,520,390      73.88%      $168,636         29.84%


Total                                       9,713         $1,536,416,929     76.52%      $158,182        100.00%
=====================================================================================================================


                                                          9






                                         Pool Profile by Interest Rate Type

Interest Rate Type                           No. of       Total Loan       Weighted     Average Loan     % by Loan
                                            Housing     Account Balance     Average    Account Balance    Account
                                             Loan                          Original                       Balance
                                            Accounts                         LTV
--------------------------------------------------------------------------------------------------------------------
                                                              (A$)            (%)           (A$)


Variable rate                                9,252       $1,475,247,049      76.51%       $159,452         96.02%


Fixed Rate

Remaining period to end of fixed rate
period


1 - 12 months                                 168         $22,882,745        76.14%       $136,207         1.49%


13 - 24 months                                106         $12,686,921        77.22%       $119,688         0.83%


25 - 36 months                                 79         $10,896,195        76.71%       $137,927         0.71%


37 - 48 months                                 36          $3,612,281        74.94%       $100,341         0.24%


49 - 60 months                                 72         $11,091,736        76.99%       $154,052         0.72%


Total                                        9,713       $1,536,416,929      76.52%       $158,182        100.00%
=====================================================================================================================

                                                         10





                                Interest Rates Distribution by Current Interest Rate

Current Interest Rate (%)                  Number      Total Current     Weighted   Average    % by
                                            of         Account Balance   Average    Current    Current
                                          Accounts                       Original   Account    Account
                                                                           LTV      Balance    Balance
                                                            (A$)           (%)       (A$)
-------------------------------------------------------------------------------------------------------

Mortgages with discretionary variable or discounted discretionary variable interest rates


4.001% - 4.50%                                7        $2,036,125       85.54%    $290,875     0.13%

4.501% - 5.00%                                2         $328,112        76.52%    $164,056     0.02%

5.001% - 5.50%                               839      $135,927,216      80.32%    $162,011     8.85%

5.501% - 6.00%                               542      $107,728,008      77.86%    $198,760     7.01%

6.001% - 6.50%                              6,488     $998,507,820      76.99%    $153,901     64.99%

6.501% - 7.00%                               508       $78,854,854      78.34%    $155,226     5.13%

7.001% - 7.50%                               724      $132,442,304      68.14%    $182,931     8.62%

7.501% - 8.00%                               142       $19,422,609      66.90%    $136,779     1.26%

Sub-Total                                   9,252    $1,475,247,049     76.51%    $159,452     96.02%
=====================================================================================================



Mortgages with fixed interest rates
-----------------------------------------------------------------------------------------------------


5.501% - 6.00%                               17        $2,715,560       83.19%    $159,739     0.18%

6.001% - 6.50%                               52        $7,424,466       78.84%    $142,778     0.48%

6.501% - 7.00%                               105       $14,194,935      77.27%    $135,190     0.92%

7.001% - 7.50%                               146       $20,127,304      76.13%    $137,858     1.31%

7.501% - 8.00%                               109       $13,088,950      73.82%    $120,082     0.85%

8.001% - 8.50%                               27        $3,195,439       76.76%    $118,350     0.21%

8.501% - 9.00%                                5         $423,225        71.83%     $84,645     0.03%

Sub-Total                                    461       $61,169,879      76.55%    $132,690     3.98%
=====================================================================================================

=====================================================================================================
Total                                       9,713    $1,536,416,929     76.52%    $158,182    100.00%
=====================================================================================================


                                                         11